UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 15, 2006

DiCon Fiberoptics, Inc.
(Exact name of registrant as specified in its charter)

California	000-49939	94-3006185
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1689 Regatta Blvd.
Richmond, CA	94804
(Address of principal executive	(Zip Code)
offices)
Registrant’s telephone number, including area code: (510) 620-5000
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

¨	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
¨	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
¨	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
¨	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On October 16, 2006, DiCon Fiberoptics, Inc. (the “Company”) posted on its web site a news release, the text of which is attached hereto as Exhibit 99.1, to announce that the Company's shareholders have approved a 1-for-5 reverse stock split and that the record date and effective date for this split will be October 26, 2006.

The information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description
99.1	News Release of DiCon Fiberoptics, Inc. dated October 16, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DICON FIBEROPTICS, INC. (Registrant)

Dated: October 16, 2006

	By:	/s/ Ho-Shang Lee
Ho-Shang Lee President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	News Release of DiCon Fiberoptics, Inc. dated October 16, 2006.